UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2023 (November 20, 2023)

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MURPHY OIL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	1-8590	71-0361522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9805 Katy Fwy, Suite G-200 Houston, Texas (Address of Principal Executive Offices)	77024 (Zip Code)

Registrant’s telephone number, including area code: (281) 675-9000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	MUR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On November 20, 2023, Murphy Oil Corporation (the “Company”) issued a press release to announce the early tender results of its previously announced cash tender offers to purchase certain of the Company’s outstanding senior notes (the “Notes”). A copy of the press release announcing the early tender results is filed herewith as Exhibit 99.1 and incorporated by reference herein. As detailed in the attached press release, the tender offers were oversubscribed and the Company does not expect to accept for purchase any Notes validly tendered after November 17, 2023.

This Current Report on Form 8-K is neither an offer to purchase nor the solicitation of an offer to sell the Notes.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated November 20, 2023 entitled “Murphy Oil Corporation Announces Early Results of Cash Tender Offers for Outstanding Debt Securities”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

By:	/s/ Paul D. Vaughan
Paul D. Vaughan
Vice President and Controller

Date: November 20, 2023